Liberty Young InvestorSM
                                      Fund

                                  Annual Report

                               September 30, 2002

[photo of two boys playing on the beach]


                               INSIDE THIS REPORT

       Look for information about the Young Investor Fund Essay contest and your quarterly fund newsletter.

       For more information about receiving your shareholder reports electronically, call us at 800-345-6611.

               To sign up for eDelivery, go to www.icsdelivery.com

Table of Contents

To Our Shareholders....................    1
Portfolio Managers' Report.............    2
Performance............................    4
Investment Portfolio...................    6
Financial Statements...................    9
Notes to Financial Statements..........   11
Financial Highlights...................   15
Report of Independent Accountants......   19
Trustees...............................   20
Activity Pages......................... I-VI


                                      LOOK
                                    FOR YOUR
                                   NEWSLETTER
                                 IN THIS REPORT!
--------------------------------------------------------------------------------
                                  DID YOU KNOW?

o The 7th annual Young Investor Fund Essay Contest is underway. an official entry form is included with this report. A reminder - there are separate questions for Grades 5-8 and Grades 9-12. You can get also additional entry forms online at www.libertyfunds.com. Submissions will be accepted until January 31, 2003. Good luck!



o The fund produces two quarterly newsletters: Dollar Digest for young investors in elementary and middle school and it's your money for young investors age 13 and older. You can choose which newsletter is appropriate for the young investor in your household. Just call 800-345-6411 and let us know if you want DolLar Digest or It's your money or both.

o Additional information about your fund's investments or a further explanation of the concepts that are discussed in your report can be found in a "Did You Know?" box. Keep an Eye out for these as you read your shareholder report.



             o NOT FDIC INSURED o May lose value o No bank guarantee

To Our Shareholders

[photo of Keith T. Banks]

Dear Shareholder:

Once a year we must look at the "big picture" and check how Liberty Young Investor Fund has done over the last 12 months. This report tells the fund's story for the 12 months that ended on September 30, 2002. A lot happened during that time that hurt stock prices.

Think back to what the world was like in September of 2001. Investors in the United States were worried that there would be more terrorist attacks similar to those of September 11. In the months that followed, as the US continued to fight against terrorism and talked about a war with Iraq, investors worried that the economy would not grow. Without growth in the economy, companies find it harder to earn money. When the earnings of companies are poor, the prices of their stocks tend to go down.

The outlook for the economy and earnings has also been hurt because many businesses have spent much less money on products and services than they usually do. Meanwhile, investors remained worried about how truthful some companies were in reporting their earnings. All of these concerns, and a few others, caused stock prices to fall sharply during the 12-month reporting period and produced the worst "bear market" since the Great Depression.

During times like these, it may help you to know that stocks have gone through other difficult periods. In each case, the outlook for the economy and company earnings eventually improved, and stock prices went up again. It's also good to remember that the portfolio managers for Liberty Young Investor Fund have been able to buy stocks of good companies at relatively low prices over the past year. (You'll read about some examples in the next section.) This is kind of like going to the store and finding a really cool computer game on sale. When the economy and earnings improve, the portfolio managers believe that the stocks they have recently purchased should have plenty of room to grow.

In the following interview, Liberty Young Investor Fund portfolio managers Dave Brady and Erik Gustafson explain how they took advantage of lower stock prices over the last year and how their investment strategies affected the fund's returns. Mr. Brady and Mr. Gustafson also discuss what they think might happen to stocks and the fund in months to come.

We'd also like to take this opportunity to remind shareholders that Liberty Young Investor Fund and Liberty Growth Investor Fund were merged into Stein Roe Young Investor Fund in July 2002. The surviving fund was then renamed Liberty Young Investor Fund. Despite the merger, the portfolio managers and investment objectives of the fund remained the same.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Net asset value per share 9/30/02 ($)
         Class A             8.52
         Class B             8.51
         Class C             8.51
         Class Z            14.84


Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

Portfolio Managers' Report

[photos of Mr. Brady and Mr. Gustafson]

Mr. Brady and Mr. Gustafson, senior vice presidents of Stein Roe and Farnham Incorporated, have been portfolio managers of the fund since 1995.

How did the fund perform during the 12-month reporting period?

The past year was a difficult one for both the stock market and the fund. The fund's class A shares fell by 20.85% for the 12-month period that ended on September 30, 2002. This decline was before a sales charge was deducted. The fund's return was similar to the return of its benchmark, the S&P 500 Index. For the same period, this index, a group of 500 stocks, fell by 20.47%. We use the return of the S&P 500 Index as a way to measure how the stock market is doing. During this period, the fund slightly outperformed its peers. As measured in the Morningstar(R) Large Growth Category, the average return for the fund's peer group fell by 21.11%.

--------------------------------------------------------------------------------
[text inset]:

                                  Did you know?

Shares of large companies are sometimes called "large-cap" stocks, and shares of small- and medium-sized companies are sometimes called "small-cap" and "mid-cap" stocks. The word "cap" is short for "capitalization," which measures the value of a company. A company's market capitalization is calculated by multiplying the company's stock price by the total amount of stock a company has. Currently companies with market capitalizations above $20 billion are considered large-cap, and companies with market capitalizations below $5 billion are considered small-cap. Mid-cap covers everything in between.

--------------------------------------------------------------------------------


What helped the fund's overall return?

We owned very few companies in the telecommunications industry, which includes telephone and cable companies. Because the drop in stock prices for this industry was especially large, having fewer investments meant that the fund's return did not fall as much as it might have. The fund also benefited by having extra investments in financial companies, which did relatively well during the reporting period. Among the fund's better-performing financial services stocks were Texas Regional Bancshares and Wells Fargo in the banking industry and AFLAC in the insurance industry.1

Investments in the information technology industry also helped the fund. These investments included stocks of computer software firms like Intuit and Microsoft and an Internet advertising company called Overture Services. Overture Services is an example of a smaller company that we added toward the end of the reporting period. We liked this company because it had a good record of sales and earnings growth, and its stock was available at an attractive price.

Were there stocks that hurt the fund's returns?

Yes. Among the most damaging were investments in Enron (a multi-utilities company), AOL Time Warner (a media company), Calpine Corp. (an electric power company), and Baxter International (a health care company). In the case of Enron, we totally eliminated the stock from the portfolio part way through the reporting period.

What are some of the other stock trades you made during the year?

We also sold stocks of companies that were not growing as much as we expected or had grown so much that we felt it was time to take the fund's money out and put it somewhere else. These companies included Ford Motor Company, Apple Computer, The Gap, and certain companies in the financial and energy industries.

--------------------------------------------------------------------------------
[text inset]:

                                  Did you know?

Originally named GoTo.com, Overture Services provides information to Internet search engines like Yahoo!, MSN, and Lycos. Each time Internet users click on the names of companies that are listed on these search engines, the companies pay money to Overture. In addition to getting companies on the search engine lists, Overture helps companies select the key words that will make it easier for Internet users to find them. Overture currently works with more than 67,000 advertisers from countries all over the world.

Source: Overture Services

--------------------------------------------------------------------------------


Among the stocks we bought was Panera Bread, a company in the restaurant industry. (For more information about this company, see the Winter 2002 issue of Dollar Digest.) Panera Bread is another example of a smaller company with good products that we expect to sell well in coming years. In addition, we added shares of Micron Technology in the semiconductor industry, SLM Corp. (which makes loans to college students), Southwest Airlines, Providian Financial (a credit card company), and Tiffany & Co. (a jewelry store chain).

Do you think stocks will perform better in the next 12 months?

Yes. The prices for stocks are generally much cheaper than they were a year ago, which we believe makes them more attractive to investors. Even though there has been lots of bad news for the economy and stock prices in recent months, there has been good news, too. The cost of taking out loans has fallen over the past year, for example, which makes it easier for companies to expand their businesses and increase their earnings. Companies that have waited to buy machinery and other business tools may soon have to start spending again, which would also be good for the earnings of many firms. And, of course, when the earnings for a company improve, the price of its stock often improves, too.

As before, we will look for companies that we believe have a good chance for higher earnings and stock prices that are relatively inexpensive. Many of these companies may be larger firms whose stock prices have fallen the most over the past year. In searching for new investments, we will continue to look for companies with good managers that have a history of strong growth in sales and earnings and enough money to help their businesses grow strongly in the future. At the same time, we plan to keep the fund's portfolio well balanced, with stocks from a wide range of industries.



An investment in the fund offers the potential for long-term growth but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The prices of small- and medium-sized companies may be more volatile than those of larger, more established firms.

1 Holdings are disclosed as a percentage of net assets as of September 30, 2002 and are subject to change: Texas Regional Bancshares (2.5%), Wells Fargo (3.3%), AFLAC (2.7%), Intuit (2.1%), Microsoft (4.2%), Overture Services (0.6%), Panera Bread (1.2%), Micron Technology (0.6%), AOL Time Warner (1.1%), Calpine Corp. (0.3%), Baxter International (1.6%), SLM Corp. (1.1%), Southwest Airlines (1.3%), Providian Financial (0.9%), Tiffany & Co. (0.8%).

Performance

Top 10 holdings as of 9/30/02 (%)

  Johnson & Johnson                      4.9
  Mattel                                 4.3
  Microsoft                              4.2
  Walgreen                               3.5
  Wells Fargo                            3.3
  Goldman Sachs                          3.0
  Wyeth                                  3.0
  Citigroup                              2.8
  Aflac                                  2.7
  Safeway                                2.6

Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings in the future.


Sector breakdown as of 9/30/02 (%)

  Consumer discretionary                23.8
  Financials                            23.2
  Health care                           13.6
  Information technology                13.2
  Consumer staples                       6.1
  Industrials                            6.0
  Unclassified/other                     4.2
  Materials                              3.7
  Utilities                              3.6
  Energy                                 1.8
  Telecommunication                      0.8

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown of these holdings in the future.

What do the numbers mean?
The average annual total return is given for the current reporting period and periods equal to and greater than one year (for instance, the "five-year" and "since inception" returns in the chart). This percentage represents the average yearly return during the time period specified.


Average annual total returns as of 9/30/02 (%)
                                 A                            B                           C                     Z
-------------------------------------------------------------------------------------------------------------------
                        without        with         without         with         without        with         without
                         sales         sales         sales          sales         sales         sales         sales
                        charge        charge        charge         charge        charge        charge        charge
-------------------------------------------------------------------------------------------------------------------
1-year                  -20.85        -25.39        -20.95        -24.90        -20.95         -21.74        -20.90
-------------------------------------------------------------------------------------------------------------------
5-year                   -4.69         -5.82         -4.72         -5.03         -4.72          -4.72         -4.70
-------------------------------------------------------------------------------------------------------------------
Since inception
(4/29/94)1                8.18          7.42          8.17          8.17          8.17           8.17          8.17
-------------------------------------------------------------------------------------------------------------------



  MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. The principal value and investment returns will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes varies based on differences in sales charges and fees associated with each class.

1 Class A, B, and C share performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to their inception date (July 29, 2002). These returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees and transfer agent fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

Performance

--------------------------------------------------------------------------------
[text inset]:

                                  Did you know?

The interest rates that businesses and individuals pay for loans are near record lows. The average interest rate for a 30-year home mortgage, for example, fell from 6.63% to 5.85% during the reporting period. On a 30-year mortgage of $100,000, this would save you a total of $18,360!

Sources: Mortgage Bankers Association, Bankrate.com

--------------------------------------------------------------------------------


Performance of a $10,000 investment
4/29/94-9/30/02 ($)

                    without            with
                  sales charge     sales charge
Class A              19,391           18,276
Class B              19,368           19,368
Class C              19,368           19,368
Class Z              19,381             n/a


[mountain chart data]:


                      Class A shares                Class A shares
                without sales charge             with sales charge              S&P 500 Index

04/1994                      $10,000                       $10,000                    $ 9,425
                              10,040                        10,163                      9,463
                               9,700                         9,914                      9,142
                               9,860                        10,239                      9,293
                              10,299                        10,658                      9,707
                              10,240                        10,398                      9,651
                              10,660                        10,631                     10,047
                              10,450                        10,244                      9,849
                              10,738                        10,395                     10,121
                              10,779                        10,665                     10,159
                              11,031                        11,080                     10,397
                              11,414                        11,406                     10,757
                              11,545                        11,742                     10,881
                              11,737                        12,210                     11,062
                              12,724                        12,494                     11,992
                              13,490                        12,907                     12,714
                              13,661                        12,939                     12,875
                              14,396                        13,485                     13,568
                              14,104                        13,437                     13,293
                              14,909                        14,025                     14,052
                              15,010                        14,296                     14,147
                              15,597                        14,782                     14,700
                              15,806                        14,920                     14,897
                              16,465                        15,063                     15,519
                              17,575                        15,284                     16,565
                              18,422                        15,677                     17,363
                              18,778                        15,737                     17,698
                              17,533                        15,041                     16,525
                              18,318                        15,358                     17,265
                              19,511                        16,222                     18,389
                              19,782                        16,669                     18,645
                              20,558                        17,928                     19,376
                              20,278                        17,573                     19,112
                              21,221                        18,669                     20,001
                              20,669                        18,817                     19,481
                              19,293                        18,045                     18,183
                              20,159                        19,121                     19,000
                              21,719                        20,289                     20,470
                              22,759                        21,192                     21,451
                              24,341                        22,877                     22,942
                              23,506                        21,596                     22,155
                              24,656                        22,777                     23,238
                              23,941                        22,016                     22,564
                              24,537                        23,036                     23,126
                              25,607                        23,432                     24,134
                              25,760                        23,690                     24,279
                              27,826                        25,398                     26,226
                              28,903                        26,698                     27,241
                              29,233                        26,970                     27,552
                              28,233                        26,506                     26,610
                              29,848                        27,583                     28,132
                              28,869                        27,290                     27,209
                              23,514                        23,347                     22,162
                              24,932                        24,843                     23,498
                              26,647                        26,861                     25,115
                              28,219                        28,488                     26,596
                              30,124                        30,129                     28,392
                              31,522                        31,389                     29,709
                              30,406                        30,412                     28,657
                              32,783                        31,629                     30,898
                              33,616                        32,853                     31,683
                              32,456                        32,078                     30,590
                              34,044                        33,852                     32,086
                              32,243                        32,799                     30,389
                              31,588                        32,635                     29,772
                              30,890                        31,741                     29,114
                              33,435                        33,750                     31,513
                              35,552                        34,435                     33,508
                              39,665                        36,460                     37,384
                              38,745                        34,629                     36,517
                              42,294                        33,975                     39,862
                              43,546                        37,298                     41,042
                              39,953                        36,175                     37,656
                              36,266                        35,433                     34,180
                              39,620                        36,305                     37,342
                              38,970                        35,739                     36,730
                              42,871                        37,958                     40,406
                              40,869                        35,954                     38,519
                              39,516                        35,803                     37,244
                              34,557                        32,982                     32,570
                              35,680                        33,143                     33,629
                              37,443                        34,320                     35,290
                              33,590                        31,193                     31,659
                              30,993                        29,219                     29,211
                              33,932                        31,486                     31,981
                              33,721                        31,697                     31,782
                              32,480                        30,927                     30,613
                              30,353                        30,624                     28,608
                              28,304                        28,710                     26,677
                              24,492                        26,393                     23,083
                              25,327                        26,897                     23,870
                              27,586                        28,960                     26,000
                              27,834                        29,215                     26,234
                              27,077                        28,788                     25,520
                              26,359                        28,233                     24,844
                              27,925                        29,294                     26,320
                              26,227                        27,519                     24,719
                              25,705                        27,318                     24,227
                              23,865                        25,373                     22,493
                              21,762                        23,396                     20,511
                              21,649                        23,549                     20,404
09/2002                       19,381                        20,991                     18,267


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indexes are not investments, do not incur fees and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly an index. Benchmark performance is from April 30, 1994.

Investment Portfolio

September 30, 2002

Common Stocks-95.8%                 Shares        Value
----------------------------------------------------------
CONSUMER DISCRETIONARY - 23.8%
Automobiles & Components - 2.2%
   Auto Parts & Equipment - 2.2%
Gentex Corp. (a)                   525,000    $ 14,264,250
                                              ------------
Consumer Durables & Apparel - 4.3%
   Leisure Products - 4.3%
Mattel, Inc.                     1,600,000      28,816,000
                                              ------------
Hotels, Restaurants & Leisure - 4.4%
   Leisure Facilities - 1.1%
Cedar Fair, L.P.                   315,000       7,364,700
                                              ------------
   Restaurants - 3.3%
McDonald's Corp.                   775,000      13,686,500
Panera Bread Co., Class A (a)      300,000       8,100,000
                                              ------------
                                                21,786,500
                                              ------------
Media - 7.5%
   Broadcasting & Cable - 2.8%
Hispanic Broadcasting
   Corp. (a)                       740,000      13,801,000
Liberty Media Corp.,
   Class A (a)                     625,000       4,487,500
                                              ------------
                                                18,288,500
                                              ------------
   Movies & Entertainment - 4.7%
AOL Time Warner, Inc. (a)          650,000       7,605,000
The Walt Disney Co.                550,000       8,327,000
Viacom, Inc., Class B (a)          375,000      15,206,250
                                              ------------
                                                31,138,250
                                              ------------
Retailing - 5.4%
   Apparel Retail - 0.8%
Hot Topic, Inc. (a)                300,000       5,409,000
                                              ------------
   Department Stores - 1.4%
Kohl's Corp. (a)                   150,000       9,121,500
                                              ------------
   Home Improvement Retail - 1.1%
Th Home Depot, Inc.               275,000       7,177,500
                                              ------------


                                    Shares        Value
----------------------------------------------------------
   Internet Retail - 1.3%
eBay Inc. (a)                       90,000     $ 4,752,900
Overture Services, Inc. (a)        175,000       4,124,750
                                              ------------
                                                 8,877,650
                                              ------------
   Specialty Stores - 0.8%
Tiffany & Co.                      250,000       5,357,500
                                              ------------

----------------------------------------------------------
CONSUMER STAPLES - 6.1%
Food & Drug Retailing - 6.1%
   Drug Retail - 3.5%
Walgreen Co.                       750,000      23,070,000
                                              ------------

   Food Retail - 2.6%
Safeway, Inc. (a)                  775,000      17,282,500
                                              ------------

----------------------------------------------------------
ENERGY - 1.8%
   Oil & Gas Drilling - 1.8%
GlobalSantaFe Corp.                525,000      11,733,750
                                              ------------

----------------------------------------------------------
FINANCIALS - 23.2%
   Banks - 5.8%
Texas Regional Bancshares,
   Inc., Class A                   503,750      16,870,588
Wells Fargo & Co.                  450,000      21,672,000
                                              ------------
                                                38,542,588
                                              ------------
Diversified Financials - 14.7%
   Consumer Finance - 5.2%
Household International,
   Inc.                            525,000      14,862,750
MBNA Corp.                         750,000      13,785,000
Providian Financial Corp. (a)    1,200,000       5,880,000
                                              ------------
                                                34,527,750
                                              ------------
   Diversified Financial Services - 8.3%
Citigroup, Inc.                    625,000      18,531,250
The Goldman Sachs
   Group, Inc.                     300,000      19,809,000
Moody's Corp.                      200,000       9,700,000
SLM Corp.                           75,000       6,985,500
                                              ------------
                                                55,025,750
                                              ------------


See notes to investment portfolio.

September 30, 2002

Common Stocks(continued)            Shares        Value
----------------------------------------------------------
FINANCIALS - (continued)
   Multi-Sector Holdings - 1.2%
S&P 500 Depositary Receipts        100,000     $ 8,179,000
                                              ------------
Insurance - 2.7%
   Life & Health Insurance - 2.7%
AFLAC, Inc.                        575,000      17,646,750
                                              ------------

----------------------------------------------------------
HEALTH CARE - 13.6%
Health Care Equipment & Services - 3.4%
   Health Care Equipment - 3.4%
Baxter International, Inc.         350,000      10,692,500
Biomet, Inc.                       450,000      11,983,500
                                              ------------
                                                22,676,000
                                              ------------
Pharmaceuticals & Biotechnology - 10.2%
   Biotechnology - 2.3%
Genentech, Inc. (a)                475,000      15,499,250
                                              ------------
   Pharmaceuticals - 7.9%
Johnson & Johnson                  600,000      32,448,000
Wyeth                              620,000      19,716,000
                                              ------------
                                                52,164,000
                                              ------------

----------------------------------------------------------
INDUSTRIALS - 6.0%
Capital Goods - 2.2%
   Industrial Conglomerates - 2.2%
General Electric Co.               600,000      14,790,000
                                              ------------
Commercial Services & Supplies - 2.5%
   Data Processing Services - 2.5%
Fiserv, Inc. (a)                   240,000       6,739,200
Paychex, Inc.                      400,000       9,708,000
                                              ------------
                                                16,447,200
                                              ------------
Transportation - 1.3%
   Airlines - 1.3%
Southwest Airlines Co.             675,000       8,815,500
                                              ------------


                                    Shares        Value
----------------------------------------------------------
INFORMATION TECHNOLOGY - 13.2%
Software & Services - 7.7%
   Application Software - 3.1%
BEA Systems, Inc. (a)              675,000     $ 3,496,500
Intuit, Inc. (a)                   310,000      14,114,300
Rational Software Corp. (a)        750,000       3,240,000
                                              ------------
                                                20,850,800
                                              ------------
   Systems Software - 4.6%
Microsoft Corp. (a)                635,000      27,774,900
VERITAS Software Corp. (a)         200,000       2,934,000
                                              ------------
                                                30,708,900
                                              ------------
Technology Hardware & Equipment - 5.5%
   Computer Hardware - 0.9%
Dell Computer Corp. (a)            250,000       5,877,500
                                              ------------
   Computer Storage & Peripherals - 0.7%
Network Appliance, Inc. (a)        610,000       4,471,300
                                              ------------
   Networking Equipment - 1.2%
Cisco Systems, Inc. (a)            750,000       7,860,000
                                              ------------
   Semiconductors - 1.9%
Maxim Integrated Products,
   Inc. (a)                        335,000       8,294,600
Micron Technology, Inc.            340,000       4,205,800
                                              ------------
                                                12,500,400
                                              ------------
   Telecommunications Equipment - 0.8%
Motorola, Inc.                     500,000       5,090,000
                                              ------------

----------------------------------------------------------
MATERIALS - 3.7%
Chemicals - 1.8%
   Specialty Chemicals - 1.8%
Minerals Technologies, Inc.        320,000      11,862,400
                                              ------------
Metals & Mining - 1.9%
   Aluminum - 1.9%
Alcoa, Inc.                        650,000      12,545,000
                                              ------------

----------------------------------------------------------
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
   Integrated Telecommunication Services - 0.8%
AT&T Corp.                         450,000       5,404,500
                                              ------------




See notes to investment portfolio.

September 30, 2002

Common Stocks(continued)            Shares        Value
----------------------------------------------------------
UTILITIES - 3.6%
Electric Utilities - 1.2%
Calpine Corp. (a)                  720,000     $ 1,778,400
Duke Energy Corp.                  300,000       5,865,000
                                              ------------
                                                 7,643,400
                                              ------------
Gas Utilities - 2.4%
Kinder Morgan, Inc.                450,000      15,952,500
                                              ------------
Total Common Stocks
   (cost of $758,835,673)                      634,768,088
                                              ------------

Short-Term Obligation - 3.2%           Par
----------------------------------------------------------
Repurchase agreement with
SBC Warburg Ltd., dated
09/30/02 due 10/01/02 at
1.880% collateralized by
U.S. Government Agencies
& Obligations with various
maturities to 08/15/27, market
value $22,118,116 (repurchase
proceeds $21,505,123)
   (cost of $21,504,000)       $21,504,000      21,504,000
                                              ------------
Total Investments - 99.0%
    (cost of $780,339,673)(b)                  656,272,088
                                              ------------
Other Assets & Liabilities, Net - 1.0%           6,396,094
----------------------------------------------------------
Net Assets - 100.0%                           $662,668,182
                                              ============

Notes to Investment Portfolio:

(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $780,607,698.


See notes to financial statements.

Statement of Assets and Liabilities

September 30, 2002

Assets:

Investments, at cost                        $  780,339,673
                                            --------------
Investments, at value                       $  656,272,088
Cash                                                   739
Receivable for:
   Investments sold                              9,228,879
   Fund shares sold                                128,547
   Interest                                          1,123
   Dividends                                       465,034
Expense reimbursement due from Advisor             130,294
Deferred Trustees' compensation plan                 4,494
                                            --------------
      Total Assets                             666,231,198
                                            --------------
Liabilities:
Payable for:

   Investments purchased                         1,411,492
   Fund shares repurchased                         612,481
   Distribution fee                                  1,044
   Management fee                                  342,659
   Administration fee                              107,745
   Transfer agent fee                              947,957
   Pricing and bookkeeping fees                     21,602
   Trustees' fee                                     2,955
Deferred Trustees' fee                               4,494
Other liabilities                                  110,587
                                            --------------
      Total Liabilities                          3,563,016
                                            --------------
Net Assets                                  $  662,668,182
                                            ==============
Composition of Net Assets:
Paid-in capital                             $1,015,356,649
Accumulated net investment loss                     (7,289)
Accumulated net realized loss                 (228,613,593)
Net unrealized depreciation on investments    (124,067,585)
                                            --------------
Net Assets                                  $  662,668,182
                                            ==============
Class A:
Net assets                                  $   82,564,113
Shares outstanding                               9,690,695
                                            --------------
Net asset value per share                   $         8.52(a)
                                            ==============
Maximum offering price per share
   ($8.52/0.9425)                           $         9.04(b)
                                            ==============
Class B:
Net assets                                  $    6,504,603
Shares outstanding                                 764,287
                                            --------------
Net asset value and offering
   price per share                          $         8.51(a)
                                            ==============
Class C:
Net assets                                  $      488,293
Shares outstanding                                  57,351
                                            --------------
Net asset value and offering
   price per share                          $         8.51(a)
                                            ==============
Class Z:

Net assets                                  $  573,111,173
Shares outstanding                              38,622,692
                                            --------------
Net asset value, offering and redemption
   price per share                          $        14.84
                                            ==============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) See note 1.




Statement of Operations

For the Year Ended
September 30, 2002

Investment Income:

Dividends                                      $ 6,253,021
Interest                                           577,403
                                            --------------
   Total Investment Income (c) (net of
      foreign taxes withheld of $29,412)         6,830,424
                                            --------------

Expenses:
Management fee                                     747,203
Expenses allocated from Portfolio (c)            3,870,731
Administration fee                               1,422,450
Distribution fee:
   Class A                                          16,024
   Class B                                           9,907
   Class C                                             698
Service fee:
   Class A                                          39,888
   Class B                                           3,283
   Class C                                             232
Transfer agent fee:
   Class A                                         182,571
   Class B                                          15,025
   Class C                                           1,061
   Class Z                                       5,368,291
Pricing and bookkeeping fees                       289,580
Trustees' fee                                       31,112
Custody fee                                          8,196
Other expenses                                     454,577
                                            --------------
   Total Expenses                               12,460,829
Fees and expenses waived or reimbursed
   by Advisor Classes A, B and C                  (130,294)
Fees waived by Distributor - Class A                (8,012)
Custody earnings credit                             (1,665)
                                            --------------
   Net Expenses                                 12,320,858
                                            --------------
Net Investment Loss                             (5,490,434)
                                            --------------
Net Realized and Unrealized Loss
   on Investments:
Net realized loss on investments (c)          (120,567,041)
Net change in unrealized appreciation/
   depreciation on investments (c)             (28,170,574)
                                            --------------
Net Loss                                      (148,737,615)
                                            --------------
Net Decrease in Net Assets

   from Operations                           $(154,228,049)
                                            ==============




See notes to financial statements.

Statement of Changes in Net Assets

                              Year Ended September 30,
Increase (Decrease)         ---------------------------
in Net Assets:                2002 (a)           2001
----------------------------------------------------------
Operations:
Net investment loss          $ (5,490,434)    $ (4,097,100)
Net realized loss on
   investments               (120,567,041)     (23,210,349)
Net change in unrealized
   appreciation/depreciation
   on investments             (28,170,574)    (467,364,862)
                           --------------   --------------
Net Decrease from
   Operations                (154,228,049)    (494,672,311)
                           --------------   --------------
Distributions Declared to Shareholders:
From net realized gains -
   Class Z                             --     (106,210,489)
In excess of net realized
   gains - Class Z                     --      (30,446,938)
                           --------------   --------------
Total Distributions
   Declared to
   Shareholders                        --     (136,657,427)
                           --------------   --------------
Share Transactions:
Class A:
   Subscriptions                1,197,794               --
   Proceeds received in
      connection with
      mergers                  88,782,053               --
   Redemptions                 (3,416,160)              --
                           --------------   --------------
      Net Increase             86,563,687               --
                           --------------   --------------
Class B:
   Subscriptions                  159,375               --
   Proceeds received in
      connection with
      mergers                   7,418,537               --
   Redemptions                   (755,201)              --
                           --------------   --------------
      Net Increase              6,822,711               --
                           --------------   --------------
Class C:
   Subscriptions                   34,864               --
   Proceeds received in
      connection with
      mergers                     488,343               --
   Redemptions                     (8,207)              --
                           --------------   --------------
      Net Increase                515,000               --
                           --------------   --------------
Class Z:
   Subscriptions               80,960,112      257,238,730
   Proceeds received in
      connection with
      mergers                   8,904,524               --
   Distributions reinvested            --      135,423,719
   Redemptions               (113,567,847)    (230,443,570)
                           --------------   --------------
      Net Increase
        (Decrease)            (23,703,211)     162,218,879
                           --------------   --------------



                              Year Ended September 30,
Increase (Decrease)         ---------------------------
in Net Assets:                2002 (a)           2001
----------------------------------------------------------
Net Increase from Share
   Transactions              $ 70,198,187    $ 162,218,879
                           --------------   --------------
Total Decrease in
   Net Assets                 (84,029,862)    (469,110,859)
Net Assets:
Beginning of period           746,698,044    1,215,808,903
                           --------------   --------------
End of period (including
   accumulated net
   investment loss of
   $(7,289) and
   $0, respectively)         $662,668,182    $ 746,698,044
                           --------------   --------------
Changes in Shares:
Class A:
   Subscriptions                  115,387               --
   Issued in connection
      with mergers              9,930,878               --
   Redemptions                   (355,570)              --
                           --------------   --------------
      Net Increase              9,690,695               --
                           --------------   --------------
Class B:
   Subscriptions                   16,534               --
   Issued in connection
      with mergers                829,814               --
   Redemptions                    (82,061)              --
                           --------------   --------------
      Net Increase                764,287               --
                           --------------   --------------
Class C:
   Subscriptions                    3,642               --
   Issued in connection
      with mergers                 54,624               --
   Redemptions                       (915)              --
                           --------------   --------------
      Net Increase                 57,351               --
                           --------------   --------------
Class Z:
   Subscriptions                4,158,212        9,241,675
   Issued in connection
      with mergers                571,682               --
   Issued for distributions
      reinvested                       --        4,988,467
   Redemptions                 (5,908,823)      (8,267,403)
                           --------------   --------------
      Net Increase
        (Decrease)             (1,178,929)       5,962,739
                           --------------   --------------

(a) On July 29, 2002, the Stein Roe Young Investor Fund was redesignated Liberty Young Investor Fund, Class Z shares. Class A, Class B and Class C shares were initially offered on July 29, 2002.



See notes to financial statements.

Notes to Financial Statements

September 30, 2002

Note 1. Accounting Policies

Organization:

Liberty Young Investor Fund (the "Fund"), formerly Stein Roe Young Investor Fund, a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund. The Fund may issue an unlimited number of shares. The Fund currently offers four classes of shares:
Class A, Class B, Class C and Class Z shares. Prior to July 27, 2002, the Fund had a single class of shares. On that date the outstanding shares of the Fund were redesignated Class Z shares. On July 29, 2002, the Fund commenced offering Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months of an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

On July 26, 2002, Liberty Growth Investor Fund ("LGIF") and Liberty Young Investor Fund ("LYIF") merged as follows into Stein Roe Young Investor Fund, which subsequently changed its name to Liberty Young Investor Fund:

                               Net Assets       Unrealized
              Shares Issued     Received       Depreciation1
-----------------------------------------------------------
LGIF             1,692,409     $18,923,802      $(3,262,765)
LYIF             9,694,589     $86,669,655     $(14,588,637)

                              Net Assets of
                                Acquired       Net Assets of
               Net Assets         Funds         of the Fund
               of the Fund    Immediately      Immediately
                 Prior          Prior to          After
             to Combination    Combination      Combination
-----------------------------------------------------------
              $597,382,198    $105,593,457     $702,975,655

1 Unrealized depreciation is included in the Net Assets Received amount shown above.

Prior to July 27, 2002, the Fund, LGIF and LYIF invested substantially all of their assets in SR&FGrowth Investor Portfolio (the "Portfolio") as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. Prior to the completion of the above mergers, the Portfolio transferred its assets to the Fund, LGIF and LYIF and liquidated.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.

Security Valuation And Transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset
Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C transfer agent, service and distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income (loss) per share data and ratios for the Fund for the period by the transfer agent, service and distribution fees per share applicable to Class A, Class B and Class C shares.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions To Shareholders:

Distributions to shareholders are recorded on the ex-date.

Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remain sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Note 2. Federal Tax Information

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassification are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   Accumulated     Accumulated
 Net Investment    Net Realized      Paid-In     Unrealized
      Loss             Loss          Capital    Depreciation
------------------------------------------------------------
   $5,483,145      $(53,134,429)   $47,058,141    $593,143

Net investment income, net realized gain (loss) and net assets were not affected by this reclassification. As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                               Unrealized
                              Depreciation*
                             --------------
                             $(124,335,610)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                 Year of      Capital loss
               Expiration     Carryforward
------------------------------------------
                  2007         $ 1,272,586
                  2008             273,885
                  2009          35,196,902
                  2010          72,558,985
                              ------------
                  Total       $109,302,358
                              ============

Of these carryforwards, $25,802,098 (expiring 9/30/2009) and $10,941,275
($1,272,586 expiring 9/30/2007, $273,885 expiring 9/30/2008, and $9,394,804 expiring 9/30/2009) were obtained upon the Fund's mergers with Liberty Young Investor Fund and Liberty Growth Investor Fund, respectively (See note 1). In addition, from November 1, 2001 through September 30, 2002 the Fund (including amounts obtained upon the Fund's mergers with Liberty Young Investor Fund and Liberty Growth Investor Fund) incurred $119,043,211 of net realized capital losses. To the extent permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2003.

Utilization of Liberty Young Investor Fund's and Liberty Growth Investor Fund's losses could be subject to merger limitations imposed by the Internal Revenue Code.

Note 3. Fees And Compensation Paid To Affiliates

Management Fee:

Stein Roe & Farnham Incorporated (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:

   Average Daily Net Assets               Annual Fee Rate
   ------------------------              ----------------
   First $500 million                         0.60%
   Next $500 million                          0.55%
   Over $1 billion                            0.50%

Prior to July 27, 2002, the management fee was paid by the Portfolio at the same rate. The management fee allocated to the Fund as shown on the Statement of Operations was approximately $3,765,000.

Administration Fee:

The Advisor also provides accounting and other services for a monthly fee paid by the Fund as follows:

   Average Daily Net Assets               Annual Fee Rate
   ------------------------              ----------------
   First $500 million                         0.200%
   Next $500 million                          0.150%
   Over $1 billion                            0.125%

Pricing and Bookkeeping Fees:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended September 30, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

Prior to July 29, 2002, the Advisor received from the Fund an annual flat fee of $5,000, paid monthly.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the aggregate of Class A, Class B and Class C's average daily net assets plus charges based on the number of shareholder accounts and transactions for those classes. This expense structure also applies to Class Z individually. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service And Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended September 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $1,012 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $13,782, $5,184 and $1 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10% annually of the average daily net assets attributable to Class A shares and 0.75% annually of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class A share distribution fee so that it will not exceed 0.05% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits:

Effective July 29, 2002, the Advisor has voluntarily agreed to reimburse the Fund for certain expenses so that the transfer agent fees (excluding out-of-pocket expenses) for each of Class A, B and C shares will not exceed 0.10% annually of the Class's average daily net assets.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,665 of custody fees were reduced by balance credits for the year ended September 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 4. Portfolio Information

Investment Activity:

During the year ended September 30, 2002, purchases and sales of investments, other than short-term obligations, were $246,659,338 and $305,122,565, respectively, which includes purchases and sales by the Portfolio of $208,798,329 and $248,523,516, respectively.

Unrealized appreciation (depreciation) at September 30, 2002 based on cost of investments for both financial statement and federal income tax purposes, was:

   Gross unrealized appreciation             $  89,949,527
   Gross unrealized depreciation              (214,285,137)
                                             -------------
      Net unrealized depreciation            $(124,335,610)
                                             -------------

Other:

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Line Of Credit

Prior to the merger and master/feeder collapse described in Note 1, the Trust and SR&F Base Trust (collectively, the "Trusts") participated in an unsecured line of credit agreement provided by the custodian bank. The line of credit entitled the Trusts to borrow from the custodian at any time upon notice from the Trusts. The borrowings available to the Trusts for the line of credit were $200 million. Borrowings could be made to temporarily finance the repurchase of Fund shares. Interest was charged to each Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment was paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participated, there was no assurance that an individual fund would have access to the entire line of credit at any particular time. During the year ended September 30, 2002, the Fund had no borrowings under the agreement. The Fund expects to be covered under an amended line of credit agreement effective November 15, 2002 with substantially the same terms as above.

Note 6. Other Related
Party Transactions

During the year ended September 30, 2002, the Fund used AlphaTrade, Inc., an affiliate of the Advisor, as a broker. Total commissions paid to AlphaTrade, Inc. during the period were $4,280.

Financial Highlights

Selected data for a share outstanding throughout the period is as follows:

                                                    Period Ended
                                                    September 30,
Class A Shares                                          2002 (a)
-----------------------------------------------------------------
Net Asset Value, Beginning of Period                    $  8.94
                                                       ---------
Income from Investment Operations:
Net investment loss (b)                                   (0.01)
Net realized and unrealized loss on investments           (0.41)
                                                       ---------
   Total from Investment Operations                       (0.42)
                                                       ---------
Net Asset Value, End of Period                            $ 8.52
                                                       =========
Total return (c)(d)(e)                                     (4.70)%
                                                       =========
Ratios to Average Net Assets:
Expenses (f)(g)                                             1.67%
Net investment loss (f)(g)                                 (0.49)%
Waiver/reimbursement (g)                                    0.80%
Portfolio turnover rate                                       32%
Net assets, end of period (000's)                       $ 82,564

(a) Class A shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

Selected data for a share outstanding throughout the period is as follows:

                                                         Period Ended
                                                         September 30,
Class B Shares                                              2002 (a)
----------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $ 8.94
                                                           ---------
Income from Investment Operations:
Net investment loss (b)                                       (0.02)
Net realized and unrealized loss on investments               (0.41)
                                                           ---------
   Total from Investment Operations                           (0.43)
                                                           ---------
Net Asset Value, End of Period                                $ 8.51
                                                           =========
Total return (c)(d)(e)                                         (4.81)%
                                                           =========
Ratios to Average Net Assets:
Expenses (f)(g)                                                 2.37%
Net investment loss (f)(g)                                     (1.19)%
Waiver/reimbursement (g)                                        0.75%
Portfolio turnover rate                                           32%
Net assets, end of period (000's)                            $ 6,505

(a) Class B shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

Selected data for a share outstanding throughout the period is as follows:

                                                      Period Ended
                                                      September 30,
Class C Shares                                           2002 (a)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $ 8.94
                                                        ---------
Income from Investment Operations:
Net investment loss (b)                                    (0.02)
Net realized and unrealized loss on investments            (0.41)
                                                        ---------
   Total from Investment Operations                        (0.43)
                                                        ---------
Net Asset Value, End of Period                             $ 8.51
                                                        =========
Total return (c)(d)(e)                                      (4.81)%
                                                        =========
Ratios to Average Net Assets:
Expenses (f)(g)                                              2.37%
Net investment loss (f)(g)                                  (1.19)%
Waiver/reimbursement (g)                                     0.75%
Portfolio turnover rate                                        32%
Net assets, end of period (000's)                          $  488

(a) Class C shares were initially offered on July 29, 2002. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

Selected data for a share outstanding throughout each period is as follows:


                                                                           Year Ended September 30,

                                                  --------------------------------------------------------------------------
Class Z Shares:                                    2002 (a)            2001            2000            1999            1998
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 18.76         $ 35.93         $ 27.42         $ 22.68          $ 22.75
                                                  ---------       ---------       ---------       ---------       ---------
Income from Investment Operations:
Net investment loss (b)(c)                           (0.14)          (0.11)          (0.15)          (0.10)          (0.06)
Net realized and unrealized gain (loss)
   on investments                                    (3.78)         (13.05)           8.98            5.44            0.31
                                                  ---------       ---------       ---------       ---------       ---------
   Total from Investment Operations                  (3.92)         (13.16)           8.83            5.34            0.25
                                                  ---------       ---------       ---------       ---------       ---------
Less Distributions Declared to Shareholders:
From net realized gains                                 --           (3.12)          (0.32)          (0.60)          (0.32)
In excess of net realized gains                         --           (0.89)             --              --              --
                                                  ---------       ---------       ---------       ---------       ---------
   Total Distributions Declared
      to Shareholders                                   --           (4.01)          (0.32)          (0.60)          (0.32)
                                                  ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Period                     $ 14.84         $ 18.76         $ 35.93         $ 27.42         $ 22.68
                                                  =========       =========       =========       =========       =========
Total return (d)                                    (20.90)%        (40.08)%         32.32%          23.89%           1.14%
                                                  =========       =========       =========       =========       =========
Ratios to Average Net Assets:
Expenses (c)                                          1.58%(e)        1.26%           1.08%           1.18%           1.31%
Net investment loss (c)                              (0.71)%(e)      (0.41)%         (0.45)%         (0.37)%         (0.28)%
Portfolio turnover rate                                 32%             23%(f)          72%(f)          45%(f)          45%(f)
Net assets, end of period (000's)                 $573,111        $746,698      $1,215,809        $880,574        $686,024

(a)  Class S shares were redesignated Class Z shares on July 29, 2002.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Per share amounts and ratios reflect income and expenses inclusive of the Fund's proportionate share of the income and expenses of SR&F Growth
     Investor Portfolio prior to the termination of their master/feeder fund structure on July 26, 2002.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Portfolio turnover disclosed is for SR&F Growth Investor Portfolio.

Report of Independent Accountants

To the Trustees of Liberty-Stein Roe Funds Investment Trust and the Shareholders of Liberty Young Investor Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Young Investor Fund (the "Fund") (formerly Stein Roe Young Investor Fund) (a series of Liberty-Stein Roe Funds Investment Trust), at September 30, 2002 and the result of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and its financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts

November 13, 2002

 TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of The Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                         Year first                                                   Number of
                                         elected or                                               portfolios in fund       Other
                           Position with  appointed   Principal occupation(s)                      complex overseen    directorships
Name, address and age      Liberty Funds  to office   during past five years                          by trustee           held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 46)     Trustee      1996     President of UAL Loyalty Services and Executive        103         None
c/o Liberty Funds Group LLC                          Vice President of United Airlines (airline) since
One Financial Center                                 September 2001 (formerly Executive Vice
Boston, MA 02111                                     President from July 1999 to September 2001);
                                                     Chief Financial Officer of United Airlines since
                                                     July 1999; Senior Vice President and Chief
                                                     Financial Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 44)  Trustee      1996     Executive Vice President-Corporate Development         103         None
c/o Liberty Funds Group LLC                          and Administration, General Counsel and
One Financial Center                                 Secretary, Kellogg Company (food manufacturer),
Boston, MA 02111                                     since September 1999; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee
                                                     Corporation (branded, packaged, consumer-
                                                     products manufacturer) prior thereto

Richard W. Lowry (age 66)      Trustee      2000     Private Investor since 1987 (formerly                  105         None
c/o Liberty Funds Group LLC                          Chairman and Chief Executive Officer, U.S.
One Financial Center                                 Plywood Corporation [building products
Boston, MA 02111                                     manufacturer])

Salvatore Macera (age 71)      Trustee      2000     Private Investor since 1981 (formerly Executive        103         None
c/o Liberty Funds Group LLC                          Vice President and Director of Itek Corporation
One Financial Center                                 (electronics) from 1975 to 1981)
Boston, MA 02111

Charles R. Nelson (age 60)     Trustee      1981     Professor of Economics, University of Washington,      118*        None
c/o Liberty Funds Group LLC                          since January 1976; Ford and Louisa Van Voorhis
One Financial Center                                 Professor of Political Economy, University of
Boston, MA 02111                                     Washington, since September 1993; Director,
                                                     Institute for Economic Research, University of
                                                     Washington, since September 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September 1980, Associate Editor, Journal
                                                     of Money Credit and Banking, since September
                                                     1993; Trustee, Columbia Funds since July 2002;
                                                     consultant on economic and statistical matters.

John J. Neuhauser (age 59)     Trustee      2000     Academic Vice President and Dean of Faculties          105    Saucony, Inc.
c/o Liberty Funds Group LLC                          since August 1999, Boston College (formerly                (athletic footwear)
One Financial Center                                 Dean, Boston College School of Management                  and SkillSoft Corp.
Boston, MA 02111                                     from September 1977 to September 1999)                        (e-learning)

Thomas E. Stitzel (age 66)     Trustee      2000     Business Consultant since 1999 (formerly              103          None
c/o Liberty Funds Group LLC                          Professor of Finance from 1975 to 1999 and Dean
One Financial Center                                 from 1977 to 1991, College of Business, Boise State
Boston, MA 02111                                     University); Chartered Financial Analyst

Thomas C. Theobald (age 65)    Trustee      1996     Managing Director, William Blair Capital Partners    103    Xerox Corporation
c/o Liberty Funds Group LLC                          (private equity investing) since 1994 (formerly          (business products and
One Financial Center                                 Chief Executive Officer and Chairman of the                services), Anixter
Boston, MA 02111                                     Board of Directors, Continental Bank                          International
                                                     Corporation)                                                 (network support
                                                                                                             equipment distributor),
                                                                                                                Jones Lang LaSalle
                                                                                                             (real estate management
                                                                                                            services) and MONY Group
                                                                                                                (life insurance)





20


TRUSTEES (CONTINUED)



                                         Year first                                                 Number of
                                         elected or                                              portfolios in fund        Other
                           Position with  appointed   Principal occupation(s)                    complex overseen      directorships
Name, address and age      Liberty Funds  to office   during past five years                        by trustee             held
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Anne-Lee Verville (age 57)     Trustee      2000     Author and speaker on educational systems needs  103  Chairman of the Board of
c/o Liberty Funds Group LLC                          (formerly General Manager, Global Education       Directors, Enesco Group, Inc.
One Financial Center                                 Industry from 1994 to 1997, and President,           (designer, importer and
Boston, MA 02111                                     Applications Solutions Division from 1991 to        distributor of giftware and
                                                     1994, IBM Corporation [global education and                collectibles)
                                                     global applications])


INTERESTED TRUSTEES

William E. Mayer** (age 62)    Trustee      2000     Managing Partner, Park Avenue Equity Partners   105  Lee Enterprises (print and
c/o Liberty Funds Group LLC                          (private equity fund) since February 1999          online media), WR Hambrecht
One Financial Center                                 (formerly Founding Partner, Development Capital      + Co. (financial service
Boston, MA 02111 LLC                                 from November 1996 to February 1999;                 provider), First Health
                                                     Dean and Professor, College of Business and           (health care) and Systech
                                                     Management, University of Maryland from              Retail Systems (retail
                                                     October 1992 to November 1996)                    industry technology provider)

Joseph R. Palombo** (age 49)   Trustee      2000     Chief Operating Officer of Columbia             103            None
One Financial Center             and                 Management Group, Inc. (Columbia Management
Boston, MA 02111              Chairman               Group) since November 2001; formerly Chief
                               of the                Operations Officer of Mutual Funds, Liberty
                                Board                Financial Companies, Inc. from August 2000 to
                                                     November 2001; Executive Vice President of the
                                                     advisor since April 1999; Executive Vice President
                                                     and Director of Colonial Management Associates,
                                                     Inc. since April 1999; Executive Vice President
                                                     and Chief Administrative Officer of Liberty Funds
                                                     Group LLC (LFG) since April 1999; Director of the
                                                     advisor since September 2000; Trustee and Chairman
                                                     of the Board of Stein Roe Mutual Funds since
                                                     October 2000; Manager of Stein Roe Floating Rate
                                                     Limited Liability Company since October 2000
                                                     (formerly Vice President of Liberty Funds from
                                                     April 1999 to August 2000; Chief Operating Officer
                                                     and Chief Compliance Officer, Putnam Mutual
                                                     Funds from December 1993 to March 1999)


*    In addition to serving as a disinterested trustee of The Liberty Funds, Mr.
     Nelson serves as a disinterested director of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.
**   Mr. Mayer is an "interested person" (as defined in the Investment Company
     Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht
     + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.


 OFFICERS AND TRANSFER AGENT


                                       Year first
                                       elected or
                         Position with  appointed
Name, address and age     Liberty Funds to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 46)    President      2001      President of Liberty Funds since November 2001; President, Chief Investment
Columbia Management                                 Officer and Chief Executive Officer of Columbia Management Group since 2001;
Group, Inc. 590 Madison                             President, Chief Executive Officer and Chief Investment Officer of Fleet
Avenue, 36th Floor Mail                             Investment Advisors Inc. since 2000 (formerly Managing Director and Head of
Stop NY EH 30636A                                   U.S. Equity, J.P. Morgan Investment Management from November 1996 to August
New York, NY 10022                                  2000) President of the Galaxy Funds since September 2002

Vicki L. Benjamin (age 41)   Chief        2001      Controller of the Liberty Funds and Liberty All-Star Funds since May 2002; Chief
One Financial Center      Accounting                Accounting Officer of the Liberty Funds and Liberty All-Star Funds since June
Boston, MA 02111          Officer and               2001; Controller and Chief Accounting Officer of Galaxy Funds since September
                          Controller                2002; Vice President of LFG since April 2001 (formerly Vice President,
                                                    Corporate Audit, State Street Bank and Trust Company from May 1998 to April
                                                    2001; Audit Manager from July 1994 to June 1997; Senior Audit Manager from July
                                                    1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)  Treasurer  2000      Treasurer of the Liberty Funds and Liberty All-Star Funds since December 2000
                                                    (formerly One Financial Center Controller of the Liberty Funds and Liberty
                                                    All-Star Funds from February 1998 to October Boston, MA 02111 2000); Treasurer
                                                    of Stein Roe Funds since February 2001 (formerly Controller from May 2000 to
                                                    February 2001); Treasurer of Galaxy Funds since September 2002; Senior Vice
                                                    President of LFG since January 2001 (formerly Vice President from April 2000 to
                                                    January 2001; Vice President of Colonial Management Associates, Inc. from
                                                    February 1998 to October 2000; Senior Tax Manager; Coopers & Lybrand, LLP from
                                                    April 1996 to January 1998)

Jean S. Loewenberg (age 57)  Secretary    2002      Secretary of Liberty Funds and Liberty All-Star Funds since February 2002;
One Financial Center                                Senior Vice President and Group Senior Counsel, Fleet National Bank since
Boston, MA 02111                                    November 1996 and Assistant General Counsel since September 2002, Fleet
                                                    National Bank; Assistant Secretary of Galaxy Funds since September 2002




IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Liberty Young Investor Fund.

This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Young Investor Fund

                                 Activity Pages

Show Me the Money!

Nicki Nickel needs your help. Her father gave her a bag of money from his business travels to take to the bank. Along the way, Nicki tripped and the money in the bag came spilling out. Besides US money, there was also money from many different foreign countries. Can you find all the different types of money from the bag, which are listed below, using the names that follow?

[drawing of a spilling bag of change consisting of different currencies]

[crossword puzzle]


I

Change It

Imagine that you are a cashier in a toy store. Could you make change for customers who came in to buy toys? In the game below, you'll find the price for different toys and the amount of money each customer paid. Write the amount of change you would give those customers and then color in the coin(s) for that amount on the same line. Remember that you can only use a coin once.

$4.00 - $3.95 = _______(cent)
$11.00 - $10.99 = _______(cent)
$6.00 - $5.89 = _______(cent)
$5.00 - $4.75 = _______(cent)
$3.00 - $2.70 = _______(cent)
$1.00 - $0.84 = _______(cent)

II

Trivial Pursuit:
Liberty Young Investor
Fund Edition

How much do you know about Liberty Young Investor Fund and mutual funds in general? See if you can fill in the blanks with the letter for the correct answer. If you'd like help, go to the Liberty Young Investor website (www.younginvestor.com). For information on mutual funds, click on the "Library" button. For facts about Liberty Young Investor Fund, click on the YIF button. When you've filled in all the blanks, check your answers with those at the bottom of the page.

  1.What is the name of a Liberty Young Investor Fund
    portfolio manager?       ________

  2.When did Liberty Young Investor Fund start? ________

  3.What is the investment goal of Liberty Young Investor Fund? ________

  4.Who is the president of Liberty Young Investor Fund? ________

  5.What was one of the Top Ten stocks in Liberty Young Investor Fund
    (as of 9/30/02)? ________

  6.What document describes a mutual fund's policies? ________

  7.What type of mutual fund works best for long-term goals? ________

  8.Where is the headquarters for Liberty Young Investor Fund? ________

  9.What determines the value of one mutual fund share? ________

 10.What is the minimum monthly investment for Liberty Young
    Investor Fund? ________


[drawing of a board game]

Answers: 1) E, 2) F; 3) D; 4) B; 5) I; 6) H; 7) A; 8) C; 9) G; 10) J.


III

                         Who Wants to Be a Millionaire?

[drawing of 4 young children raising their hands]

As a young investor, you have much more of something than most adults have: time. With time on your side, you have the chance to really help your money grow. Why, you might even be a millionaire one day! Here's how.

Let's imagine you put $183.55 every month into an investment that earned a return of 7% each year. At the end of 30 years, you could have $223,926. At the end of 40 years, you could have $481,785. After 50 years, you could be a millionaire--with savings worth $1,000,000 (rounded).

As the chart below shows, even monthly savings of much smaller amounts can add up over time. See if you can use the chart to answer the questions that follow and learn how a regular savings program might work for you.

                                                  AMOUNT YOU SAVE EACH MONTH
-------------------------------------------------------------------------------------------------
                                  Return of 4%*                          Return of 7%*
NUMBER OF YEARS         --------------------------------       ----------------------------------
      YOU SAVE            $10          $15          $25          $10          $15          $25
-------------------------------------------------------------------------------------------------
             10          $1,472       $2,209       $3,681        $1,731       $2,596       $4,327
             15           2,461        3,691        6,152         3,170        4,754        7,924
             20           3,668        5,502        9,169         5,209        7,814       13,023
             25           5,141        7,712       12,853         8,101       12,151       20,252
             30           6,940       10,411       17,351        12,200       18,300       30,499
             35           9,137       13,706       22,843        18,011       27,016       45,026
             40          11,820       17,729       29,549        26,248       39,372       65,620
             45          15,095       22,642       37,737        37,926       56,889       94,815
             50          19,094       28,640       47,734        54,481       81,721      136,202

*Annualized return compounded monthly. Source: JLG Research, 10/15/02


How much money would you have if you:

1. Saved $10 per month for 10 years and earned an annual return of 4%?     $__________
2. Saved $10 per month for 10 years and earned an annual return of 7%?     $__________
3. Saved $10 per month for 30 years and earned an annual return of 7%?     $__________
4. Saved $15 per month for 30 years and earned an annual return 7%?        $__________
5. Saved $25 per month for 50 years and earned an annual return of 4%?     $__________
6. Saved $25 per month for 50 years and earned an annual return of 7%?     $__________



Answers: 1) $1,472; 2) $1,731; 3) $12,200; 4) $18,300; 5) $47,734; 6) $136,202.



IV

To Your Credit

Additional Information for Teenagers

In the fall issue of It's Your Money, you learned a bit about the difference between debit, credit and pre-funded cards. Increasingly, credit card companies are targeting young spenders. Some offer "pre-funded" cards that let parents limit the amount available on the card. Other companies offer teens the same credit cards adults have--with similar credit limits, fees and minimum payments. Even if your parents are comfortable with you having a credit card, finding the right one will take a little homework. The worksheet below can help you and your parents compare credit cards from different companies and choose one that everyone can live with.

[drawing of a mailbox with a letter that says `Your FIRST credit card ENCLOSED! Jane Smith']


FEATURES TO COMPARE                      #1                 #2                       #3
Name of credit card company          ____________           ____________          ____________
Interest rate (for purchases)1       ____________           ____________          ____________
Type of rate (fixed/variable)        ____________           ____________          ____________
   If fixed, for how long            ____________           ____________          ____________
Annual fee (yes/no)                  ____________           ____________          ____________
   If yes, fee amount                ____________           ____________          ____________
Credit limit amount                  ____________           ____________          ____________
Late payment fee (yes/no)            ____________           ____________          ____________
   If yes, fee amount                ____________           ____________          ____________
Grace period2                        ____________           ____________          ____________
Parental controls (yes/no)           ____________           ____________          ____________

1 The interest rate for purchases is often different from the rate for a cash advance (which is like writing a check on the credit card).

2 Number of days you have to pay off card balance before interest is charged.



V

                                 Earning Returns
                         on the Returns of Your Returns*

One of the coolest things about investing is that you can earn money on your savings and then earn money on the money you've earned. This amazing phenomenon is called "compounded return" and can really increase your savings over time. Take this hypothetical example:

You put $100 into an investment that pays an annual return of 5%. At the end of one year, if you did not add to your investment or take any money away, the investment would be worth $105 (0.05 (Y) $100 = $5; $100 + $5 = $105). At the end of two years, with a return of 5% on your $105 investment, you'd have a total of $110.25 (0.05 (Y) $105 = $5.25; $105 + $5.25 = $110.25). After three years, a 5% return on $110.25 would give you a total savings of $115.76. And so on. That extra $5.51 might not seem like much, but compounding can really add up on larger amounts that you invest for longer periods of time.

Use the chart below to answer the questions about compounding that follow. Then check your answers with those at the bottom of the page.


                                                          COMPOUNDED RETURN
----------------------------------------------------------------------------------------------------------
                                     5% Annual Return                             7% Annual Return
AMOUNT                      ----------------------------------          ----------------------------------
YOU INVEST                   5 years     10 years     20 years          5 years      10 years     20 years
----------------------------------------------------------------------------------------------------------
   $100                         $128         $163         $265              $140         $197         $387
    200                          255          326          531               281          393          774
    500                          638          814        1,327               701          984        1,935
  1,000                        1,276        1,629        2,653             1,403        1,967        3,870




1. How much money would you have after five years if you invested $100 at an annual return of 5%? _________________

2. How much money would you have after five years if you invested $200 at an annual return of 5%? _________________

3. How much money would you have after five years if you invested $200 at an annual return of 7%?_________________

4. With an annual return of 5%, how long would you need (5, 10, or 20 years) to double an investment of $200? _________________

5. With an annual return of 7% how long would you need (5, 10, or 20 years) to double an investment of $500?_________________

6. If you invest $1,000 for 20 years, which would you need to create savings of $3,870: a return of 5% or a return of 7%? _________________

*Remember that this activity is designed to get you to think about some of the potential rewards of regular saving and investing. This activity is not intended to portray past or future performance of Liberty Young Investor Fund.

Answers: 1) $128; 2) $255; 3) $281; 4) 20 years; 5) 20 years (approximately);
6) a return of 7%.




VI

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Liberty Young Investor Fund  Annual Report, September 30, 2002

[logo: LibertyFunds
A Member of Columbia Management Group

(c) 2002 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA  02111-2621



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